UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT AND PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 21, 2016

BLUE EARTH, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

0-54669 (Commission File Number)	98-0531496 (IRS Employer Identification No.)

235 Pine Street, Suite 1100

San Francisco, CA  94104

(Address of principal executive offices)(Zip Code)

(415) 964-4411

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03	Bankruptcy or Receivership

Blue Earth, Inc. (the “Company”) and its wholly-owned subsidiary, Blue Earth Tech, Inc., which employs the Company’s operating personnel (together with the Company, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petition”) for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Northern District of California, San Francisco Division (the “Bankruptcy Court”) on March 21, 2016.  The Chapter 11 filing was made after an agreement was reached with Jackson Investment Group, LLC (“JIG”), a senior lender and a principal shareholder of the Company, which declared a default on March 1, 2016 now equal to approximately $21,747,056 principal amount of secured indebtedness (plus all accrued and unpaid default principal amounts, interest (including default interest), expenses and fees (including late fees)), to provide necessary financing in order to restructure the Company’s operations. The Debtors have filed a motion with the Bankruptcy Court seeking joint administration of their Chapter 11 cases under the caption:  In re: BLUE EARTH, INC., et. al. Case No. 16-30296-DM.

The Debtors will continue to operate their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court, and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.  Management intends to continue to run day-to-day business operations pursuant to the debtor-in-possession financing described below, however, all business decisions out of the ordinary course of business must be approved by the Bankruptcy Court.  None of the Company’s operating subsidiaries are included as Chapter 11 debtors and are not expected to be impacted by the filing.  However, all of the Company’s subsidiaries are guarantors and their assets and stock are pledged to JIG and the Company’s other secured lenders.

In connection with the Chapter 11 cases, the Company filed a motion seeking Bankruptcy Court approval of debtor-in-possession (“DIP”) financing on the terms set forth in a proposed Debtor-In-Possession Credit Facility (the “DIP Credit Facility”).  The DIP Credit Facility, if approved by the Bankruptcy Court, provides for senior secured super priority term loans in the amount of $1,000,000 on an interim basis and up to $3,000,000 on a final basis.  The DIP Credit Facility will bear interest at 9% per annum (11% on default) in arrears, with a 2% closing fee on the principal amount of each loan advance and a 0.5% commitment fee on the daily unused portion of the DIP Credit Facility.  The loan will mature on the earlier of 125 days from March 21, 2016, or by court order.  JIG will have a super priority administrative claim in the amount of the DIP loan with priming liens on substantially all assets of Debtors.  A copy of the Debtor-In-Possession Term Sheet attached to the Interim Order filed with the Bankruptcy Court is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.  The Debtors plan to submit a Chapter 11 Plan of Reorganization acceptable to the DIP lender within thirty (30) days after filing date and have the Chapter 11 Plan confirmed within 120 days after the filing date.

As described in the Company’s Form 8-K filed on March 17, 2016, the Company’s securities will be delisted from Nasdaq at the opening of business on March 28, 2016, as a result of its past failure to cure the minimum bid deficiency and the Chapter 11 filing. The Company’s securities may continue to trade in the over-the-counter market thereafter; however, investors should be cautious when buying common stock of the Company that the Company cannot guarantee that the common stock will continue to trade and that shareholders will be able to sell their shares.

On March 21, 2016, the Company issued a press release announcing the filing of the Bankruptcy Petition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.03 for information concerning the terms of a proposed Debtor-In-Possession Credit Facility with Jackson Investment Group, LLC.

Item 2.04	Triggering Events That Accelerate or Increase A Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

The filing of the Bankruptcy Petition described in Item 1.03 above constituted an event of default that accelerated the payment of the Debtors’ obligations under the following debt instruments (the “Debt Instruments”) exclusive of obligations already disclosed by the Company as being in default:

1.

Secured Promissory Note dated October 30, 2012 in the principal amount of $800,000 issued to Laird Q. Cagan by Blue Earth, Inc.

2.

The Company is continuing its review of all material capital leases, operating leases, long-term debt and short-term debt other than in the ordinary course that could be accelerated by the filing of the Bankruptcy Petition.

The Debt Instruments provide that as a result of the Bankruptcy Petition the principal and interest due thereunder shall be immediately due and payable. However, any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the Bankruptcy Petition, and the creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Item 7.01	Regulation FD Disclosure

Additional Information on the Bankruptcy Petition can be found on:  https://www.txeb.uscourts.gov or www.kccllc.net/blueearth

The information in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section.  The information in Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits.  The following exhibits are filed with this report:

Exhibit No.	Description

10.1	Debtor-in-Possession Term Sheet between Blue Earth, Inc. and Jackson Investment Group, LLC.
99.1	Press release dated March 21, 2016 titled “Blue Earth to Restructure Through Chapter 11; Will Receive $1 - 3 Million DIP Financing From Jackson Investment Group, LLC.”

Certain statements contained in this report may be deemed to be forward-looking statements under the Federal securities laws. The Company intends that all such forward-looking statements be subject to the safe harbor created under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include, but are not limited to, statements regarding (i) the continuation of the Company’s business operations; (ii) the continuation of the Company’s status as a debtor-in-possession; and (iii) the Company’s plans to use a Chapter 11 bankruptcy to restructure its operations. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained herein. Such factors include, but are not limited to: (a) the willingness of the Company’s DIP Lender to continue to fund its operations; (b) the Company’s ability to remain in place as debtor-in-possession; (c) the Company’s ability to successfully complete the bankruptcy process and resolve claims with creditors; (d) other risks of chapter 11 bankruptcy proceedings; and (e) as detailed in the Company’s SEC reports.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2016

By: /s/  G. Robert Powell

Name: G. Robert Powell,

Title: Chief Executive Officer

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